UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR 12(g) OF THE

SECURITIES EXCHANGE ACT OF 1934

EXETER RESOURCE CORPORATION

(Exact name of Registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	Not applicable (I.R.S. Employer Identification No.)

Suite 1260 – 999 West Hastings Street Vancouver, British Columbia Canada (Address of principal executive offices)	V6C 2W2 (Zip Code)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class to be so registered Common Stock without par value	Name of each exchange on which each class is to be registered American Stock Exchange

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box [X]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box ☐

Securities Act registration file number to which this form relates:

Item 1.           Description of Securities to be registered

The description of securities to be registered under this Registration Statement is set forth in Item 10.B. of the Company’s Form 20-F filed with the Securities and Exchange Commission on May 11, 2006 which is incorporated herein by this reference.

Item 2.	Exhibits

Not applicable.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

EXETER RESOURCE CORPORATION
By:	/s/ Yale Simpson
Name: Yale Simpson Title: Chairman